                                                                    EXHIBIT 99.3

                              EMPLOYMENT AGREEMENT


           THIS EMPLOYMENT AGREEMENT ("Agreement") is entered into effective as of the 3rd day of January, 1997 by and between Harbinger
Corporation, a Georgia corporation (the "Company") and A. Gail Jackson, an individual ("Employee").

           For and in consideration of the agreement to employ Employee described below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. EMPLOYMENT. The Company agrees to employ or continue to employ Employee, and Employee agrees to accept and continue such employment, upon the following terms and conditions. Employee and the Company each acknowledge that this Agreement is being entered in connection with the Company's acquisition of Supply Tech, Inc., of which Employee is a shareholder.

2. DUTIES. (a) Employee shall assume the responsibilities and perform the duties specified in Exhibit A ("Duties"). Such Duties may be revised from time to time at the sole discretion of the Company. Employee agrees to devote his or her full time and energy to the furtherance of the business of the Company and shall not during the term hereof work or perform services in any advisory or other capacity for any individual, firm, company, or corporation other than for the Company without the Company's prior written consent. This Agreement may be supplemented from time to time by rules and regulations of employment issued by the Company, including, without limitation, such rules and regulations described in the Company employee handbook, and Employee agrees to adhere to these rules and regulations.

       (b) If Employee desires to perform any services during the term hereof for anyone other than the Company, whether or not Employee is compensated, then Employee agrees to contact an officer of the Company to discuss this matter. The Company will review the request and advise Employee of the Company's approval or disapproval of the proposed outside work, in the Company's sole discretion. In making its decision, the Company may consider such factors as whether the outside work may be harmful to the business of the Company or interfere with Employee's ability to satisfactorily discharge his or her Duties, whether the outside work is based directly or indirectly on a business practice of the Company or idea that was conceived by Employee while on the Company's payroll, or whether such outside work could result in a violation of any covenants of Employee in this Agreement. In this case, the Company will notify Employee of the Company's approval or disapproval of such request to perform outside work within a reasonable period of time after the Company is notified by Employee of the request to perform such services. Unless the Company grants such approval in writing, Employee agrees to refrain from such outside work.

3. COMPENSATION. The Company shall pay as compensation for all the services to be rendered the salary and additional compensation, if any, described in Exhibit B (the "Employee Compensation"). The Company's obligation to pay Employee any Employee Compensation shall cease upon termination of Employee's employment with the Company. Employee's annual salary shall be prorated on a daily basis for the years in which Employee commences and terminates his or her employment relationship with the Company.

4.     TERM AND TERMINATION.

       (a) Employee's employment under this Agreement shall begin on the date hereof and shall continue through and until terminated by either party by delivery of six months prior notice; provided that such notice may not be delivered prior to July 3, 1998. The foregoing notwithstanding, the Company has the right to terminate Employee's employment under this Agreement, by notice to Employee in writing at any time, (i) for "Cause" or (ii) due to Disability (as hereinafter defined) of Employee. Any such termination shall be effective upon the date of service of such notice. Termination of Employee's employment under this Agreement shall not affect Employee's continuing obligations under this Agreement.

       (b) For purposes of this Agreement, "Cause" means any of the following reasons: (a) the Company reasonably determines that Employee's job performance is unsatisfactory; (b) Employee violates any provision of this Employment Agreement; (c) Employee is convicted of a felony, or a misdemeanor involving moral turpitude; or (d) Employee engages in misconduct in the course and scope of his employment with the Company. In the event of a termination for "Cause", the Company shall be obligated to pay to Employee all compensation owing to Employee under this Employment Agreement up to the date of such termination and no more.

       (c) "Disability" means the illness or disability of the Employee that prevents the performance of Employee's material obligations hereunder, and which continues for a consecutive period of one hundred eighty (120) days or longer or an aggregate period of one hundred eighty (180) days or longer in any one-year period.

       (d) Employee understands and agrees that this Employment Agreement will terminate immediately, without notice, in the event of his death. The Employee understands and agrees that in the event of his death, the Company will pay to the Employee's estate all unpaid commissions, wages or other compensation currently due and owing for services rendered by the Employee prior to his death.

5.     OWNERSHIP.

       (a) For purposes of this Agreement, "Work Product" shall mean the data, materials, documentation, computer programs, inventions (whether or not patentable), and all works of authorship, including all worldwide rights therein under patent, copyright, trade secret, confidential information, or other property right, created or developed in whole or in part by Employee, whether prior to the date of this Agreement or in the future, either (i) while retained by the Company and that have been or will be paid for by the Company, or (ii) while employed by the Company (whether developed during work hours or not). All Work Product shall be considered work made for hire by the Employee and owned by the Company. If any of the Work Product may not, by operation of law, be considered work made for hire by Employee for the Company, or if ownership of all right, title, and interest of the intellectual property rights therein shall not otherwise vest exclusively in the Company, Employee hereby assigns to the Company, and upon the future creation thereof automatically assigns to the Company, without further consideration, the ownership of all Work Product. The Company shall have the right to obtain and hold in its own name copyrights, patents, registrations, and any other protection available in the Work Product. Employee agrees to perform, during or after Employee's employment, such further acts as may be necessary or desirable to transfer, perfect, and defend the Company's ownership of the Work Product that are reasonably requested by the Company.

       (b) Employee agrees that during the term of employment, any money or other remuneration received by Employee for services rendered to a customer or potential customer of the Company shall be the property of the Company.

6.     TRADE SECRETS AND CONFIDENTIAL INFORMATION.

       (a) The Company may disclose to Employee certain Trade Secrets and Confidential Information (defined below). Employee acknowledges and agrees that the Trade Secrets and Confidential Information are the sole and exclusive property of the Company (or a third party providing such information to the Company) and that the Company or such third party owns all worldwide rights therein under patent, copyright, trade secret, confidential information, or other property right. Employee acknowledges and agrees that the disclosure of the Trade Secrets and Confidential Information to Employee does not confer upon Employee any license, interest or rights of any kind in or to the Trade Secrets or Confidential Information. Employee may use the Trade Secrets and Confidential Information solely for the benefit of the Company while Employee is employed or retained by the Company. Except in the performance of services for the Company, Employee will hold in confidence and not reproduce, distribute, transmit, reverse engineer, decompile, disassemble, or transfer, directly or indirectly, in any form, by any means, or for any purpose, the Trade Secrets or the Confidential Information or any portion thereof. Employee agrees to return to the Company, upon request by the Company, the Trade Secrets and Confidential Information and all materials relating thereto.

       (b) Employee's obligations under this Agreement with regard to the Trade Secrets shall remain in effect for as long as such information shall remain a trade secret under applicable law. Employee acknowledges that its obligations with regard to the Confidential Information shall remain in effect while Employee is employed or retained by the Company and for three (3) years thereafter. As used herein, "Trade Secrets" means information of the Company, its licensors, suppliers, customers, or prospective licensors or customers, including, but not limited to, technical or nontechnical data, formulas, patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data, financial plans, product plans, or a list of actual or potential customers or suppliers, which (a) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and (b) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy. As used herein, "Confidential Information" means information, other than Trade Secrets, that is of value to its owner and is treated as confidential, including, but not limited to, future business plans, licensing strategies, advertising campaigns, information regarding executives and employees, and the terms and conditions of this Agreement.

7. CUSTOMER NON-SOLICITATION. Employee agrees that for so long as Employee is employed by the Company and for a period of one (1) year thereafter (but in no event for a period of less than four (4) years following the date hereof) ("Non-Solicitation Period"), Employee shall not, on Employee's own behalf or on behalf of any person, firm, partnership, association, corporation or business organization, entity or enterprise, solicit, contact, call upon, communicate with or attempt to communicate with any customer or prospect of the Company, or any representative of any customer or prospect of the Company, with a view to sale or providing of any deliverable or service competitive or potentially competitive with any deliverable or service sold or provided or under development by the Company during the time of two (2) years immediately preceding cessation of Employee's employment with the Company, provided that the restrictions set forth in this paragraph shall apply only to customers or prospects of the Company, or representatives of customers or prospects of the Company, with which Employee had contact during such two (2) year period. The actions prohibited by this paragraph shall not be engaged in by Employee directly or indirectly, whether as manager, salesperson, agent, technical support, sales, or service representative, or otherwise.

8. EMPLOYEE NON-SOLICITATION. Employee agrees that Employee shall not call upon, solicit, recruit, or assist others in calling upon, recruiting or soliciting any person who is or was an employee of the Company within the Non-Solicitation Period, for the purpose of having such person work in any other corporation, association, entity, or business engaged in providing any of the following: (i) development and operation of computer networks (the "Hosts") to facilitate electronic data interchange and electronic commerce ("EDI") transactions and cash management services; (ii) development, marketing, distribution, and licensing of personal computer, midrange, mainframe, workstation and networking software to facilitate EDI and transaction processing and other communications with the Hosts; (iii) development, marketing, distribution, and licensing of software products for operation on personal computers and workstations relating to the performance of cash management services, including balance and transaction reporting, transfers, stop payments, account reconciliation, check writing, financial record keeping, messaging, and information services; and (iv) consulting, training, and implementation of the products and services described in (i), (ii) and (iii) above (collectively the "Company Business").

9. NONCOMPETITION. Employee agrees that, without the prior written consent of the Company, Employee shall not, so long as Employee is employed hereunder and for a period of one (1) year thereafter (but in no event for a period of less than four (4) years following the date hereof) within the area described in Exhibit C (the "Territory"), directly or indirectly perform the Duties on behalf of any person, firm, corporation, or other entity in the Company Business, if the Company is also then still engaged in the Company Business.

10.    WARRANTIES OF EMPLOYEE.

       (a) Employee warrants to the Company that (i) Employee is not presently under any contract or agreement with any party that will prevent Employee from performing the Duties assigned by the Company, and (ii) Employee is not in breach of any agreement with respect to any trade secrets or confidential information owned by any other party.

       (b) Employee agrees to indemnify and hold harmless the Company, any affiliated corporation, and their respective shareholders, directors, officers, agents, and employees, from and against any and all liability, including payment of attorneys' fees, arising directly or indirectly from a violation of
Section 10(a).

11. EQUITABLE RELIEF. The parties to this Agreement acknowledge that a breach by Employee of any of the terms or conditions of this Agreement, including without limitation Sections 5, 6, 7, 8 and 9 hereof, will result in irrevocable harm to the Company and that the remedies at law for such breach may not adequately compensate the Company for damages suffered. Accordingly, Employee agrees that in the event of such breach, the Company shall be entitled to injunctive relief or such other equitable remedy as a court of competent jurisdiction may provide. Nothing contained herein will be construed to limit the Company's right to any remedies at law, including the recovery of damages for breach of this Agreement.

12. SEVERABILITY. If any provision or part of any provision of this Agreement is held invalid or unenforceable by a court of competent jurisdiction, such holding shall not affect the enforceability of any other provisions or parts thereof, and all other provisions and parts thereof shall continue in full force and effect.

13. MISCELLANEOUS. This Agreement shall not be amended or modified except by a writing executed by both parties. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns. Due to the personal nature of this Agreement, Employee shall not have the right to assign Employee's rights or obligations under this Agreement without the prior written consent of the Company. This Agreement shall be governed by the laws of the State of Michigan without regard to its rules governing conflicts of law. Any disputes arising out of this Agreement or the Transactions contemplated hereby shall be subject to the jurisdiction of the State of Georgia, and the parties' consent and submit to the jurisdiction and venue of the State of Georgia. This Agreement and the attached Exhibits represent the entire understanding of the parties concerning the subject matter hereof and supersede all prior communications, agreements and understandings, whether oral or written, relating to the subject matter hereof. All communications required or otherwise provided under this Agreement shall be in writing and shall be deemed given when delivered to the address provided below such party's signature (as may be amended by notice from time to time), by hand, by courier or express mail, or by registered or certified United States mail, return receipt requested, postage prepaid. The exhibits attached hereto are incorporated herein by this reference.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement and affixed their hands and seals effective as of the date first above written.


HARBINGER CORPORATION


By: /s/ James C. Davis
    --------------------------------------------------
    James C. Davis, President, Group Operations

Date:
     -------------------------------------------------

Address:
1055 Lenox Park Boulevard
Atlanta, Georgia 30319

EMPLOYEE:

/s/ A. Gail Jackson
-------------------------------------------------------
A. Gail Jackson

Date:
     --------------------------------------------------
Address:
        -----------------------------------------------

-------------------------------------------------------

-------------------------------------------------------

                                   EXHIBIT A

                                Job Description




Name:   Gail Jackson
Title:  Vice President, Technology, Supply Tech Division



As Vice President, Technology, Supply Tech Division, Ms. Jackson reports to the President and GM of the Supply Tech Division. She is responsible for management of the division's software development activities and all related activities for developing and maintaining the division's software products. This includes responsibility of the operating budget for this department. In addition, Ms. Jackson is responsible for keeping current on industry standards for the benefit of Harbinger Corporation.

                                   EXHIBIT B

                              Annual Salary/Bonus

$115,000


Bonus Target:    30%

HC Revenues:      3%
HC OI:            7%
STI Revenues:     3%
STI OI:           7%

Product/Quality
Targets          10%


Company Car (1997 Only):
Option to purchase current company car during 1997 at fair market value. Current Company Car Arrangement OR, if car is purchased by you during 1997, then $500/month for the remaining months of 1997.

                                   EXHIBIT C

                                   Territory

United States of America
United Kingdom
Mexico
Italy
Australia